                                  SCHEDULE 14A

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:


[_]  Preliminary Proxy Statement    [_]  Confidential, for Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-2.


                             SUNDERLAND CORPORATION
                (Name of Registrant as Specified In Its Charter)


                      -------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-12.

     (1)  Title of each class of securities to which transaction applies:

          ______________________________________________________________________

     (2)  Aggregate number of securities to which transaction applies:

          ______________________________________________________________________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ______________________________________________________________________

     (4)  Proposed maximum aggregate value of transaction:

          ______________________________________________________________________

     (5)  Total fee paid:

          ______________________________________________________________________


[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ______________________________________________________________________

     (2)  Form, Schedule or Registration Statement No.:

          ______________________________________________________________________

     (3)  Filing Party:

          ______________________________________________________________________

     (4)  Date Filed:

          ______________________________________________________________________

                             SUNDERLAND CORPORATION
                              2901 EL CAMINO AVENUE
                             LAS VEGAS, NEVADA 89102


Dear Stockholder:

We invite you to attend our annual meeting of stockholders on June 23, 2000 at our corporate offices in Las Vegas, Nevada. At the meeting you will hear a report on our operations and have a chance to meet your directors and executives.

This mailing includes the formal notice of the meeting, the report on Form 10-KSB to the Securities and Exchange Commission and the Proxy Statement. The Proxy Statement tells you more about the agenda and procedures for the meeting. It also describes how the Board operates and gives personal information about our director candidates.

Even if you only own a few shares, we want your shares to be represented at the meeting. I urge you to complete, sign, date, and return your proxy promptly in the enclosed envelope.

To attend the meeting in person, please follow the instructions on page 2 of the Proxy Statement.

Sincerely yours,

/s/ Michael V. Shustek
Michael V. Shustek
------------------------
Chairman of the Board

May 31, 2000

                             SUNDERLAND CORPORATION

                  NOTICE OF 2000 ANNUAL MEETING OF STOCKHOLDERS


Time:
     10:30 a.m., Pacific Time

Date:
     June 23, 2000

Place:
     Sunderland Corporation
     2901 El Camino Avenue
     Las Vegas, Nevada  89102

Purpose:
     Elect directors
     Approve 2000 Stock Option Plan
     Approve change of Company's name to Vestin Group, Inc.
     Ratify appointment of auditors
     Conduct other business if properly raised

Only stockholders of record on May 24, 2000 may vote at the meeting.

Your vote is important. Please complete, sign, date, and return your Proxy promptly in the enclosed envelope.




/s/ Lance Bradford
---------------------

Lance Bradford
Secretary

May 31, 2000

                             Sunderland Corporation

                              2000 Proxy Statement



GENERAL INFORMATION

Who may vote

Only stockholders of Sunderland as recorded in our stock register on May 24, 2000 may vote at the meeting.

How to vote

You may vote in person at the meeting or by proxy. We recommend you vote by Proxy even if you plan to attend the meeting. You can always change your vote at the meeting.

How proxies work

Sunderland's Board of Directors is asking for your Proxy. Giving us your Proxy means you authorize us to vote your shares at the meeting in the manner you direct. You may vote for all, some, or none of our director candidates. You may also vote for or against the other proposals or abstain from voting.

If you sign and return the enclosed Proxy but do not specify how to vote, we will vote your shares in favor of our director candidates and in favor of the management proposals.

You may receive more than one Proxy depending on how you hold your shares. Shares registered in your name are covered by one Proxy. If you hold shares through someone else, such as a stockbroker, you may get material from them asking how you want to vote.

Revoking a proxy

You may revoke your Proxy before it is voted by submitting a new Proxy with a later date, by voting in person at the meeting, or by notifying Sunderland's Secretary in writing at 2901 El Camino Avenue, Las Vegas, Nevada 89102.

Confidential voting

Inspectors of election count the votes. Your individual vote is kept confidential from us unless special circumstances exist. For example, a copy of your Proxy will be sent to us if you write comments on it.

Quorum

To conduct the business of the meeting, we must have a quorum. This means at least a majority of the outstanding shares eligible to vote must be represented at the meeting, either by proxy or in person.

Votes needed

Election of the director candidates and approval of the other proposals requires the favorable vote of a majority of the votes cast. If any other specification is made by a stockholder in the Proxy, it will be voted as specified. In the discretion of the Proxy holders, the Proxies will also be voted for or against such other matters as may properly come before the meeting. The Board of Directors is not aware that any other matters are to be presented for action at the meeting.

Only votes for or against a proposal count. Abstentions and broker non-votes count for quorum purposes but not for voting purposes. Broker non-votes occur when a broker returns a Proxy but does not have authority to vote on a particular proposal.

Attending in person

Only stockholders, their Proxy holders, and Sunderland's guests may attend the meeting.

If you hold your shares through someone else, such as a stockbroker, send proof of your ownership to the Secretary at the address listed above, or you may bring proof of ownership with you to the meeting. Acceptable proof could include an account statement showing that you owned Sunderland shares on May 24, 2000.

                          ITEM 1. ELECTION OF DIRECTORS

     The nominees, Messrs. Michael V. Shustek, Stephen J. Byrne, Robert J. Aalberts and Robert W. Fine, were elected directors of the Company at the 1999 meeting of stockholders for a one (1) year term. The nominees, Messrs. Lance Bradford, John E. Dawson and Robert L. Forbuss became directors of the Company in the last quarter of 1999. All directors hold office until the next annual meeting of stockholders or until their successors are elected and qualified. Set forth below is the name of each nominee, his age, his position in the Company and, if not employed by the Company, his principal occupation for the past five
(5) years.


NAME                          POSITION WITH THE COMPANY
----                          -------------------------

Michael V. Shustek         Director and Chief Executive Officer
Age 40
Director since 1999

Stephen J. Byrne           Director and President
Age 41
Director since 1999

Robert J. Aalberts         Director; Ernst Lied Professor of Legal Studies
Age 41                     Univ. of Nevada, Las Vegas
Director since 1999

Robert W. Fine             Director; President Equisource Group, Ltd.;
Age 63                     President Transworld Healthcare, 1993-1998
Director since 1999

Lance Bradford             Director, Chief Financial Officer and Corporate
Age 33                     Secretary
Director since 1999

John E. Dawson             Director
Age 42                     Partner, Marquis & Aurbach
Director since 1999

Robert L. Forbuss          Director
Age 51                     President, Strategic Alliances; President, Medical
Director since 1999        Transportation of America, 1998-1999;
                           Chief Executive Officer, American Medical Response,
                           Southwest Division, 1997-1998; Senior Vice President,
                           Laidlaw Medical Transportation, 1994-1997


     The principal occupation and business experience for each nominee for at least the last five years is as follows:

     Mr. Shustek founded Del Mar Mortgage Inc. in 1993 and has been involved in various aspects of the real estate industry in Nevada since 1990. In 1993, he founded Foreclosures of Nevada, Inc., a company specializing in non-judicial foreclosures, and Goldell Development, Inc., which specialized in residential and commercial construction. With the completion of their existing projects and the growth of Del Mar Mortgage, Inc., Goldell Development Inc. ceased operations in 1998. In 1990, Mr. Shustek started Shustek Investments, a company that originally specialized in property valuations for mortgage lending or real estate investment by third parties and which continues today as the primary vehicle for his private investment portfolio. Mr. Shustek is a guest lecturer at the University of Nevada, Las Vegas, where he also teaches a course in Real Estate Law and Ethics. Mr. Shustek received a Bachelor of Science degree in Finance at the University of Nevada, Las Vegas. Mr. Shustek is a director of Capsource, Inc.

     Mr. Byrne joined Del Mar Mortgage, Inc. in June 1998 as its Senior Lending Officer. Before joining Del Mar Mortgage Inc. Mr. Byrne owned and operated Capsource, Inc., which he founded in February 1997. From 1991 to 1997, Mr. Byrne was Vice-President of Wells Fargo Bank, Las Vegas, and its predecessor, First Interstate Bank of Nevada. Mr. Byrne served in various capacities with First Interstate Bank, including management of the Diversified Asset Group based in Las Vegas and the commercial Diversified Asset Group in Houston, Texas. Mr. Byrne received a Bachelor's of Science degree in Business Administration from Hastings College, Hastings, Nebraska. Mr. Byrne is President and a director of Capsource, Inc.

     Mr. Bradford has been a partner in L. L. Bradford & Company, Las Vegas, Nevada, a certified public accounting firm that he founded in 1992. From 1988 to 1991, Mr. Bradford was an accountant with Ernst & Young International. Mr. Bradford received a Bachelor of Science degree in Accounting from the University of Nevada, Reno. Mr. Bradford is the Treasurer and Secretary of Capsource, Inc.

     Mr. Aalberts has held the Ernst Lied Professor of Legal Studies professorship at the University of Nevada, Las Vegas since 1991. From 1984 to 1991, Mr. Aalberts was an Associate Professor of Business Law at Louisiana State University - Shreveport. From 1982 through 1984, he was an attorney for Gulf Oil Company. Mr. Aalberts co-authored a book about the regulatory environment, and the law and business of real estate. He is the author of numerous legal articles about various aspects of real estate, business and the practice of law. Mr. Aalberts received a Juris Doctor degree from Loyola University, New Orleans, Louisiana and a Master of Arts degree from the University of Missouri. He is a member of the State Bar of Louisiana.

     Since 1998, Mr. Fine has been the President of Equisource Group Ltd., which provides investment-banking services to businesses seeking to raise capital or to become public companies. From 1993 to 1998, Mr. Fine was President of Transworld Healthcare, a company providing home healthcare products and services, during which period the company grew from less than $7 million in revenues to over $80 million. From 1990 to 1993, the year of its sale, Mr. Fine was President of the Fortress Company, a manufacturer of healthcare mobility devices. For the seven years prior to joining Fortress, Mr. Fine was President of ConAc, a company that specialized in mergers and acquisitions. During this period, the company provided assistance in over 100 mergers, principally in the healthcare field. Mr. Fine received a Bachelor of Arts degree in Accounting from Bentley College, Waltham, Massachusetts.

     Mr. Dawson has been a partner in Marquis & Aurbach, a law firm, since 1995. Before joining Marquis & Aurbach, Mr. Dawson was affiliated with the law firm Jeffrey L. Burr & Associates. Mr. Dawson co-authored the Asset Protection Guidebook for Attorneys and Accountants and has presented seminars on asset protection. Mr. Dawson was admitted to the Nevada Bar in 1988 and the Utah Bar in 1989.

     Mr. Forbuss has been the President of Strategic Alliances, a business and government affairs consulting organization since February 1999. Before joining Strategic Alliances, Mr. Forbuss was the President of Medical Transportation of America from March 1998 through February 1999. From February 1997 to March 1998, Mr. Forbuss was the Chief Executive Officer of the Southwest Division of American Medical Response. From March 1994 to February 1997, Mr. Forbuss was Senior Vice President of Laidlaw Medical Transportation, which had acquired Mercy Medical Services, Inc., a company that Mr. Forbuss founded, owned and managed for 22 years. The latter four companies are all in the business of providing emergency ambulance and transportation services.

     Sunderland's Bylaws provide for not less than one nor more than 10 directors. Currently, there are seven directors of Sunderland.

     Management has no reason to believe that any nominee is not available or will not serve if elected, but if any nominee should become unavailable to serve as a director, full discretion is reserved to the persons named as proxies to vote for such other persons as may be nominated. Proxies will be voted "FOR" the nominees unless the stockholder specifies otherwise.

                       MEETINGS OF THE BOARD OF DIRECTORS

     During fiscal 1999, the Board of Directors had 8 formal meetings. All of the directors attended 100% of the meetings.

     The Company has an Audit Committee consisting of Messrs. Dawson, Forbuss and Fine. As part of its responsibilities, the Audit Committee reviews the audit function with the Company's independent auditors. During fiscal 1999 the Audit Committee had two (2) meetings. The Company has a Compensation Committee consisting of Messrs. Byrne, Aalberts and Fine. During fiscal 1999, the Compensation Committee had 2 meetings.

                    SECURITY OWNERSHIP OF DIRECTORS, OFFICERS
                          AND CERTAIN BENEFICIAL OWNERS

     The following table shows the beneficial ownership of the Company's Common Stock as of December 31, 1999 by all persons known by the Company to own more than 5% of the Company's outstanding Common Stock, by each director and executive officer who owns shares of Common Stock and by all directors and officers as a group:

                                        COMMON STOCK         PERCENT OF
                                        BENEFICIALLY         COMMON STOCK
NAME                                       OWNED(1)        BENEFICIALLY OWNED
----                                    ------------       ------------------

Michael V. Shustek                       3,298,000(2)          47.2%
Chairman and Chief
Executive Officer
129 Augusta
Henderson, Nevada 89104

Stephen J. Byrne                            30,200                *
President, Director
1808 Dalton Avenue
Henderson, Nevada 89104

Lance Bradford                             670,000(3)           9.7%
Chief Financial Officer,
Corporate Secretary and Director
3441 Eastern Avenue
Las Vegas, Nevada 89109

Robert J. Aalberts                           1,000                *
Director
311 Vallarte Drive
Henderson NV 89014

Robert W. Fine                             400,000              6.5%
Director
3 Palazzo Terrace
Henderson, Nevada 89014

John E. Dawson                               8,400(4)             *
Director
228 South Fourth Street
Las Vegas, Nevada 89101

Robert L. Forbuss                                0                0%
Director
200 Starlite Drive
Las Vegas, Nevada 89107

All directors and                        4,567,600(3)          65.4%
executive officers as
a group (8 persons)

-------------


*    Less than 1%

(1)  Based upon 6,989,270 shares outstanding.

(2) Includes the issuance of 28,000 shares to Mr. Shustek upon the completion of the transfer by Mr. Shustek to Sunderland of all of the equity of DM Financial Services, Inc. and DM Mortgage Advisors, Inc.

(3) Includes 800,000 shares received by Mr. Bradford and his spouse from the Company's acquisition of L.L. Bradford & Company on March 31, 2000. 320,000 of these shares are owned by Mr. Bradford's spouse. Mr. Bradford disclaims beneficial ownership of these shares.

(4) Two hundred of these shares are owned by Mr. Dawson's spouse. Mr. Dawson disclaims beneficial ownership of these shares.

                     DIRECTOR AND EXECUTIVE COMPENSATION AND

                       OTHER TRANSACTIONS WITH MANAGEMENT

DIRECTOR COMPENSATION

     Company employees receive no extra pay for serving as directors. Each non-employee director receives $3,750 per quarter, which includes personal attendance at one quarterly board meeting and one committee meeting on which the director serves, plus reimbursement of reasonable travel expenses if the director lives more than 100 miles from the Company's principal place of business. For each Board of Directors meeting in excess of one per quarter, directors receive $750 for each meeting attended in person and $500 for each meeting attended telephonically. For each committee meeting in excess of one per quarter, directors receive $500 for each meeting attended in person and $250 for each meeting attended telephonically. Each director will receive 15,000 options to acquire Company common stock at the then fair market value on the later of the date the non-employee director is elected to the Board or the date the option is approved by the stockholders of the Company and the underlying shares of common stock are registered. The Company provides directors' and officers' liability insurance of $5,000,000. The Company also agrees to indemnify each director to the fullest extent of Nevada law.

     The following Summary Compensation Table sets forth the compensation paid or awarded for the fiscal year ended December 31, 1999 to the Company's Chief Executive Officer and the next most highly compensated executive officer whose compensation for the fiscal year ended December 31, 1999 exceeded $100,000. No other executive officer received compensation in excess of $100,000 for fiscal year ended December 31, 1999.

Summary Compensation Table

                                               Annual Compensation(1)                    Long Term Compensation
                                               ----------------------               ------------------------------
                                                                                                              All Other
      Name and Position           Year         Salary ($)      Bonus($)            Other          Awards     Compensation
      -----------------           ----        ----------      --------             -----          ------     ------------
Michael V. Shustek                1999         720,000               0               0               0               0
Chairman and Chief
Executive Officer

Stephen J. Byrne (2)              1999         240,000         171,515               0               0               0
President

     On March 31, 2000, the Company entered into an Employment Agreement with Lance Bradford, the Company's Chief Financial Officer, a director, Secretary and a stockholder. The

----------
(1)  The Company began payments to its personnel as of April, 1999

(2) The Company entered into employment arrangements with Mr. Byrne who was initially employed by Del Mar Mortgage, Inc. in October 1998. In April 1999 the Company assumed Mr. Byrne's two-year employment contract as a loan officer and underwriter at an annual salary of $65,000. Mr. Byrne has an employment contract with the Company for serving as its President at an annual salary of $240,000.

Employment Agreement is for three (3) years for Mr. Bradford to serve as the Company's Chief Financial Officer at an annual salary of $296,000.

STOCK OPTION PLANS

     The Company's Board of Directors adopted a Stock Option Plan on July 28, 1999. The stockholders are being asked to adopt the 2000 Stock Option Plan at this meeting. See Item 2 below.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Effective simultaneously with the acquisition of the outstanding shares of Capsource, Inc. and the acquisition of certain assets and the assumption of certain liabilities of Del Mar Holdings, Inc. and Del Mar Mortgage, Inc., Stephen J. Byrne, the then president of Capsource, Inc., became President and a director of the Company, and Michael V. Shustek, the founder and president of Del Mar Mortgage, Inc. and Del Mar Holdings Inc., became Chief Executive Officer and Chairman of the Board of the Company.

     Del Mar Mortgage, Inc. has paid referral fees on loans originated by it to a related entity wholly owned by Michael V. Shustek. The referral fees paid by Del Mar Mortgage, Inc, ranged from 33% to 100% of the loan origination fee charged by Del Mar Mortgage, Inc. Sunderland anticipates that it may continue to pay such referral fees for referrals of loans originated by Sunderland.

     In the last quarter of 1999, the Company completed the acquisition of DM Financial Services, Inc., a broker-dealer, and DM Mortgage Advisors, Inc., a mortgage business, in exchange for the Company's common stock. Both companies were wholly owned by Michael V. Shustek, who received 10,300 shares of the Company's common stock for DM Financial Services, Inc., and 17,700 shares of the Company's common stock for DM Mortgage Advisors, Inc.

     The Company has filed a registration statement with the Securities and Exchange Commission to establish and sponsor DM Mortgage Investors, LLC (the "Fund"). The Fund will offer and sell up to $100,000,000 of limited liability company units. Capsource, the Company's wholly owned subsidiary, is the Manager and, currently, sole member of the Fund.

     On March 31, 2000, pursuant to an Agreement and Plan of Reorganization among the Company and L.L, Bradford & Company, a Nevada professional corporation ("LLB"), and the shareholders of LLB, Lance Bradford, Leilani D. Bradford, and the other parties named therein, the Company acquired all of the outstanding capital stock of LLB in exchange for eight hundred thousand (800,000) shares of restricted common stock, par value $.001, of the Company. LLB was majority owned by Lance Bradford, the Chief Financial Officer, a director, Secretary and stockholder of the Company, and Leilani D. Bradford, his spouse. Simultaneously with the execution of the Agreement, Lance Bradford entered into an Employment Agreement with the Company. The Employment Agreement with Mr. Bradford is for 3 years to serve as the Company's Chief Financial Officer at an annual salary of $296,000 and includes non-competition and confidentiality provisions

                      COMPLIANCE WITH SECTION 16(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors and persons who own more than 10% of the Company's capital stock to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission and National Association of Securities Dealers. They must also furnish copies of those reports to the Company.

     Based solely on a review of the copies of reports furnished to the Company, the Company believes that during the preceding year all filing requirements for executive officers, directors and over 10% owners were met, except that the Forms 5 required to be filed by Messrs. Michael V. Shustek, Stephen J. Byrne and Lance Bradford were filed late.


                   ITEM 2. ADOPTION OF 2000 STOCK OPTION PLAN

Introduction

     At the Annual Meeting there will be presented to Stockholders a proposal to approve the adoption of the Company's 2000 Stock Option (the "Plan"). The Plan was originally adopted by the Board of Directors on July 28, 1999. The Plan authorizes the issuance of up to 600,000 shares of Common Stock pursuant to options to purchase Common Stock ("Options"). The Plan provides for the issuance of both Incentive Stock Options and Non-Qualified Options as those terms are defined in the Internal Revenue Code of 1986, as amended (the "Code"). Under the Code, for stock options to qualify as Incentive Stock Options, the plan under which the options are issued must be approved by the Stockholders of the Company within twelve months of the adoption of the Plan by the Board of Directors. Accordingly, if the Plan is not approved by the Stockholders, the Plan will continue to be in effect. However, only Non-Qualified Options stock may be issued under it.

     The Plan is intended to promote the interests of the Company and its stockholders by providing incentives to key employees, directors and consultants of the Company and its subsidiaries, on whose judgment, initiative, and efforts the successful conduct of the business of the Company depends. These employees, as well as directors and consultants are responsible for the management, growth, and protection of the business, and the Plan provides those individuals with appropriate incentives and rewards to encourage them to maximize their performance and efforts for the Company.

     The full text of the Plan appears as Exhibit A to this Proxy. The principal features of the Plan are summarized below, but the summary is qualified in its entirety by the full text of the Plan.

Administration

     The Plan shall be administered by the Board of Directors. The Board of Directors may appoint the Compensation Committee or another committee of the Board of Directors (the "Committee") of two or more of its independent members to administer the Plan. Subject to the terms of the Plan, the Board of Directors or the Committee may determine and designate those employees, directors and consultants of the Company and its subsidiaries to whom options should be granted and the nature and terms of the options to be granted. The Board of Directors or the Committee, subject to the express provisions of the Plan, may at any time, or from time to time, suspend or terminate the Plan in whole or in part, or amend it in whatever respects the Board of Directors or Committee deems appropriate. However, no amendment, suspension or termination of the Plan shall, without the Participant's (as defined in the Plan) consent, alter or impair any of the rights or obligations under any option award granted to a Participant under the Plan.

Stock Subject to the Plan

     The stock subject to Options (as defined in the Plan) under the Plan shall be authorized but unissued shares of Common Stock or shares of Common Stock reacquired by the Company in any manner. The aggregate number of shares that may be issued by the Board of Directors or the Committee in its sole and absolute discretion under the Plan is six hundred thousand (600,000) shares, subject to adjustment upon certain occurrences as provided in the Plan. On April 12, 2000 the last reported sale price for the Common Stock on the OTC Bulletin Board was $ 7.44 per share.

Exercise of Stock Options

     The exercise price per share as specified in the grant agreement for each Option granted under the Plan shall be determined by the Board of Directors or the Committee. However, the exercise price per share of each Incentive Stock Option granted under the Plan shall not be less than the fair market value, as defined in the Plan, per share of Common Stock on the date of the grant for Incentive Stock Options and grants to Independent Directors; and 110% of the fair market value of a share of Common Stock for each Incentive Stock Option granted to an individual owning more than 10% of the total combined voting power of all classes of stock of the Company.

     Subject to earlier termination upon termination of employment and the Incentive Stock Option limitations as provided in the Plan, each Option shall expire on the date specified by the Board of Directors or the Committee which shall be no later than ten years from the date of grant for Independent Directors and Incentive Stock Options and five years for a grant to an individual then owning more than 10% the combined voting power of all classes of stock of the Company.

     The Option shall either be fully exercisable on the date of grant or shall be exercisable thereafter in such installments as the Board of Directors or Committee may specify. No portion of an Option that has not been exercised at Termination of Employment, Termination of Directorship or Termination of Consultancy shall thereafter be exercisable except as otherwise provided by the Committee. After the death of a Optionee, any exercisable portion of an Option, prior to its expiration, may be exercised by his or her personal representative or any person empowered to do so under the deceased Optionee's will or under the then applicable laws of descent and distribution.

Change in Control

     Subject to any required action by the stockholders of the Company, if the Company is to be consolidated with or acquired by another entity in a merger, or there is to be a sale of all or substantially all of the Company's assets or otherwise, the Committee or the Board of Directors may either by agreement or by action taken before the triggering transaction (i) make appropriate provision for the continuation of the Options by substituting before the event (whether or not then exercisable) on an equitable basis for the shares then subject to the Options the consideration for the outstanding shares of Common Stock in connection with an acquisition (as defined in the Plan); (ii) upon written notice to the Optionees, provide that all Options must be exercised, to the extent then exercisable, within a specified number of days of the date of the notice, at the end of which period the Options shall terminate; (iii) terminate all Options in exchange for a cash payment equal to the excess of the fair market value of the shares subject to such Options (to the extent then exercisable) over the exercise price; or (iv) any combination of (i), (ii) and
(iii).

Income Tax Consequences

     Incentive Stock Options granted under the Plan are intended to be qualified incentive stock options under the provisions of Section 422 of the Code. All other options granted under the Plan are Non-Qualified Options not entitled to special tax treatment under Section 422 of the Code. Generally, the grant of an Incentive Stock Option will not result in taxable income for income tax purposes to the recipient at the time of the grant, and the Company will not be entitled to an income tax deduction at such time. Generally, the grant of Non-Qualified Options will not result in taxable income to the recipient at the time of the grant and the Company will be entitled to an income tax deduction at such time.

     When Incentive Stock Options granted under the Plan are exercised, the recipient will not be treated as receiving any taxable income, and the Company will not be entitled to an income tax deduction. Upon the exercise of a Non-Qualified Option, a Participant will recognize ordinary income in an amount equal to the excess of the fair market value of the underlying shares of the Company's Common Stock at the time of exercise over the exercise price. The ordinary income recognized by an employee is subject to withholding and employment taxes. The Company will receive an income tax deduction for the amount of ordinary income recognized by the recipient at the time and in the amount that the recipient recognizes such income to the extent permitted by
Section 162(m) of the Code.

     Upon the later disposition of the shares received upon exercise of an Option, any differences between the tax basis of the shares and the amount realized on the disposition is generally treated as long-term or short-term capital gain or loss, depending on the holding period of shares of Common Stock. Nevertheless, if the shares subject to an Incentive Stock Option are disposed of before the expiration of two years from the date of grant and one year from the date of exercise, the gain realized on the disposition will be treated as ordinary income to the Participant and the Company will receive a corresponding income tax deduction.

     The description above is intended to summarize the general principles of current federal income tax law applicable to options that may be granted under the Plan. The tax consequences of awards made under the Plan are complex, subject to change, and may vary depending on the taxpayer's particular circumstances.

Required Vote

     The affirmative vote of a majority of the outstanding shares of Common Stock cast on this Item at the Annual Meeting is required for the adoption of the Plan.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ADOPTION OF THE 2000 STOCK OPTION PLAN.

                                     ITEM 3.
                            APPROVAL OF THE COMPANY'S
                                   NAME CHANGE

     The stockholders will be asked to approve an Amendment to the Company's Certificate of Incorporation to change the name of the Company to Vestin Group, Inc. The Company has determined that it is in its best interests to change the Company's name.

     The Company believes that the name Vestin Group, Inc. will be more descriptive of its present and future operations, and it will further serve to identify the Company as a provider of for financial services. There will be relatively little cost associated with the name change.

     If Item 3 (Approval of the Company's Name Change) is adopted by the Company's stockholders, it will become effective on the date articles of amendment are filed to amend the Company's Certificate of Incorporation in Nevada.

Required Vote

     The affirmative vote of a majority of the outstanding shares of Common Stock cast on this Item at the Annual Meeting is required to approve the change of the Company's name.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE CHANGE OF THE COMPANY'S NAME.

                                     ITEM 4.
                           RATIFICATION OF APPOINTMENT
                                   OF AUDITORS

     Grant Thornton LLP was selected by the Board of Directors as the Company's independent auditors for the fiscal years ended December 31, 1999 and December 31, 2000. A representative of Grant Thornton LLP is expected to be at the Annual Meeting of Stockholders and will be permitted to make a statement to the stockholders if they desire and to respond to any appropriate questions addressed by stockholders to the auditors.

     The firm of Hansen, Barnett Maxwell audited the Company's financial statements for the prior two fiscal years. During those two years there were no disagreements with Hansen, Barnett Maxwell on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure and their reports on the Company's financial statements for those two years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

     The Board of Directors determined that the Company should consider retaining a larger accounting firm with a national presence in view of the Company's growth.

     If ratification of this appointment of independent auditors is not approved by the affirmative vote of a majority of votes cast on this matter, then the appointment of independent auditors will be reconsidered on the Board of Directors. Unless marked to the contrary, any proxy received will be voted FOR RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS THE INDEPENDENT AUDITORS FOR THE FISCAL YEARS ENDED DECEMBER 31, 1999 AND DECEMBER 31, 2000.

Required Vote

     The affirmative vote of a majority of the outstanding shares of Common Stock cast on this Item at the Annual Meeting is required for the ratification of Grant Thornton LLP as the Company's independent auditors for the fiscal years ended December 31, 1999 and December 31, 2000.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEARS ENDED DECEMBER 31, 1999 AND DECEMBER 31, 2000.

                                  OTHER MATTERS

     The Board of Directors knows of no other business that will be presented to the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies in the enclosed form will be voted in accordance with the judgment of the person voting the proxies.

                  STOCKHOLDER PROPOSALS -- 2001 ANNUAL MEETING

     If any stockholder desires to submit a proposal for action at next year's annual meeting, it must be received by the Company, 2901 El Camino Avenue, Las Vegas, Nevada 89102, on or before January 18, 2001.

     It is important that the proxies be returned promptly and that your shares be represented. Stockholders are urged to mark, date, execute and promptly return the accompanying proxy card in the enclosed envelope.


                                              By Order of the Board of Directors

                                              ----------------------------------
                                              LANCE BRADFORD
                                              Secretary

Dated: Las Vegas, Nevada
       May 31, 2000

                                                                       Exhibit A

                          THE 2000 STOCK OPTION PLAN OF

                             SUNDERLAND CORPORATION


         Sunderland Corporation, a Nevada corporation, has adopted The 2000 Stock Option Plan of Sunderland Corporation (the "Plan"), effective _______________________, 2000, for the benefit of its eligible employees, consultants, officers and directors. The Plan consists of two plans, one for the benefit of key Employees (as such term is defined below), Independent Directors (as such term is defined below) and consultants and a second solely for the benefit of Independent Directors.

         The purposes of this Plan are as follows:

         (1) To provide an additional incentive for directors, key Employees and consultants to further the growth, development and financial success of the Company by personally benefiting through the ownership of Company stock and/or rights which recognize such growth, development and financial success.

         (2) To enable the Company to obtain and retain the services of directors, key Employees and consultants considered essential to the long range success of the Company by offering them an opportunity to own stock in the Company and/or rights which will reflect the growth, development and financial success of the Company.

                                    ARTICLE I

                                   DEFINITONS

         I.I General. Wherever the following terms are used in this Plan they shall have the meaning specified below, unless the context clearly indicates otherwise.

         1.2 Board. "Board" shall mean the Board of Directors of the Company.

         1.3 Change in Control. "Change in Control" shall mean a change in ownership or control of the Company effected through either of the following transactions:

         (a) any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders which the Board does not recommend such stockholders to accept;

         (b) (b) there is a change in the composition of the Board over a period of twenty-four (24) consecutive months (or less) such that a majority of the Board members (rounded up to the nearest whole number) ceases, by reason of one or more proxy contests for the election of Board members, to be comprised of individuals who either (i) have been Board members continuously since the beginning of such period or (ii) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board.

         1.4 Code. "Code" shall mean the Internal Revenue Code of 1986, as amended.

         1.5 Committee. "Committee" shall mean the Board or any Compensation Committee of the Board, or another committee, or a subcommittee of the Board, appointed as provided in Section 6.1.

         1.6 Common Stock. "Common Stock" shall mean the common stock of the Company.

         1.7 Company. "Company" shall mean Sunderland Corporation, a Nevada corporation.

         1.8 Corporate Transaction. "Corporate Transaction" shall mean any of the following stockholder-approved transactions to which the Company is a party:

                  (a) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the State in which the Company is incorporated, form a holding company or effect a similar reorganization as to form whereupon this Plan and all Options are assumed by the successor entity;

                  (b) the sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, in complete liquidation or dissolution of the Company in a transaction not covered by the exceptions to clause (a), above; or

                  (c) any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger.

         1.9 Director. "Director" shall mean a member of the Board.

         1.10 Employee. "Employee" shall mean any officer or other employee (as defined in accordance with Section 3401 (c) of the Code) of the Company, or of any corporation which is a Subsidiary.

         1.11 Exchange Act. "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         1.12 Fair Market Value. "Fair Market Value" of a share of Common Stock as of a given date shall be (i) the closing price of a share of Common Stock on the principal exchange on which shares of Common Stock are then trading, if any (or as reported on any composite index which includes such principal exchange), on the trading day previous to such date, or if shares were not traded on the trading day previous to such date, then on the next preceding date on which a trade occurred, or (ii) if Common Stock is not traded on an exchange but is quoted on NASDAQ or a successor quotation system, the mean between the closing representative bid and asked prices for the Common Stock on the trading day previous to such date as reported by NASDAQ or such successor quotation system; or (iii) if Common Stock is not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the Fair Market Value of a share of Common Stock as established by the Committee (or the Board, in the case of grants to Independent Directors) acting in good faith.

         1.13 Incentive Stock Option. "Incentive Stock Option" shall mean an option which conforms to the applicable provisions of Section 422 of the Code and which is designated as an Incentive Stock Option by the Committee.

         1.14 Independent Director. "Independent Director" shall mean a member of the Board who is not an Employee of the Company.

         1.15 Non-Qualified Stock Option. "Non-Qualified Stock Option" shall mean an Option which is not designated as an Incentive Stock Option by the Committee.

         1.16 Option. "Option" shall mean a stock option granted under Article III of this Plan. An Option granted under this Plan shall, as determined by the Committee, be either a Non-Qualified Stock Option or an Incentive Stock Option; provided, however, that Options granted to Independent Directors and consultants shall be Non-Qualified Stock Options.

         1.17 Optionee. "Optionee" shall mean an Employee, consultant or Independent Director granted an Option under this Plan.

         1.18 Plan. "Plan" shall mean The 2000 Stock Option Plan of Sunderland Corporation.

         1.19 QDRO. "QDRO" shall mean a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended) or the rules thereunder.

         1.20 Rule 16b-3. "Rule 16b-3" shall mean that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended from time to time.

         1.21 Subsidiary. "Subsidiary" shall mean. (i) any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain and (ii) any partnership or limited liability company in which the Company (A) directly or indirectly holds a managing partner or managing member interest or (B) is entitled to 50 percent or more of the profits or assets upon dissolution.

         1.22 Termination of Consultancy. "Termination of Consultancy" shall mean the time when the engagement of an Optionee as a consultant to the Company or a Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, by resignation, discharge, death or retirement; but excluding terminations where there is a simultaneous commencement of employment with the Company or any Subsidiary. The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Consultancy, including, but not by way of limitation, the question of whether a Termination of Consultancy resulted from a discharge for good cause, and all questions of whether particular leaves of absence constitute Terminations of Consultancy. Notwithstanding any other provision of this Plan, the Company or any Subsidiary has an absolute and unrestricted right to terminate a consultant's service at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

         1.23 Termination of Directorship. "Termination of Directorship" shall mean the time when an Optionee who is an Independent Director ceases to be a Director for any reason, including, but not by way of limitation, a termination by resignation, failure to be elected, death or retirement. The Board, in its sole and absolute discretion, shall determine the effect of all matters and questions relating to Termination of Directorship with respect to Independent Directors.

          1.24 Termination of Employment. "Termination of Employment" shall mean the time when the employee-employer relationship between an Optionee and the Company or any Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death, disability or retirement; but excluding (i)terminations where there is a simultaneous reemployment or continuing employment of an Optionee by the Company or any Subsidiary, (ii)at the discretion of the Committee, terminations which result in a temporary severance of the employee-employer relationship, and (iii) at the discretion of the Committee, terminations which are followed by the simultaneous establishment of a consulting relationship by the Company or a Subsidiary with the former employee. The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for good cause, and all questions of whether particular leaves of absence constitute Terminations of Employment; provided, however, that, with respect to Incentive Stock Options, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Employment if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section. Notwithstanding any other provision of this Plan, the Company or any Subsidiary has an absolute and unrestricted right to terminate an Employee's employment at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

                                   ARTICLE II

                                SHARES SUBJECT TO

                                      PLAN

         2.1 Shares Subject to Plan. The shares of stock subject to Options shall be Common Stock, initially shares of the Company's Common Stock. The aggregate number of such shares which may be issued upon exercise of such options under the Plan shall not exceed Six Hundred Thousand (600,000) shares of Common Stock. The shares of Common Stock issuable upon exercise of such options may be either previously authorized but unissued shares or treasury shares.

          2.2 Add-back of Options and Other Rights. If any Option, or other right to acquire shares of Common Stock under any other award under this Plan, expires or is canceled without having been fully exercised, or is exercised in whole or in part for cash as permitted by this Plan, the number of shares subject to such Option or other right but as to which such Option or other right was not exercised prior to its expiration, cancellation or exercise may again be optioned, granted or awarded hereunder, subject to the limitations of Section
2.1. Furthermore, any shares subject to Options or other awards which are adjusted pursuant to Section 10.3 and become exercisable with respect to shares of stock of another corporation shall be considered cancelled and may again be optioned, granted or awarded hereunder, subject to the limitations of Section
2.1. Shares of Common Stock which are delivered by the Optionee or withheld by the Company upon the exercise of any Option under this Plan, in payment of the exercise price thereof, may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. Notwithstanding the provisions of this Section 2.2, no shares of Common Stock may again be optioned if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code.

                                   ARTICLE III

                                   GRANTING OF

                                     OPTIONS

         3.1 Eligibility. Any Employee, Independent Director or consultant selected by the Committee pursuant to Section 3.4(a)(i) shall be eligible to be granted an Option.

         3.2 Disqualification for Stock Ownership. No person may be granted an Incentive Stock Option under this Plan if such person, at the time the Incentive Stock Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any then existing Subsidiary or parent corporation (within the meaning of Section 422 of the Code) unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code.

         3.3 Qualification of Incentive Stock Options. No Incentive Stock Option shall be granted unless such Option, when granted, qualifies as an "incentive stock option" under Section 422 of the Code. No Incentive Stock Option shall be granted to any person who is not an Employee.

         3.4 Granting of Options:

                  (a) The Committee shall from time to time, in its absolute discretion, and subject to applicable limitations of this Plan:

                           (i) Determine which Employees are key Employees and
select from among the key Employees, Independent Directors or consultants (including Employees. Independent Directors or consultants who have previously received Options or other awards under this Plan) such of them as in its opinion should be granted Options;

                           (ii) Determine the number of shares to be subject to
such Options granted to the selected key Employees, Independent Directors or consultants;

                           (iii) Determine whether such Options are to be
Incentive Stock Options or Non-Qualified Stock Options and whether such Options are to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code; and

                           (iv) Determine the terms sad conditions of such
Options, consistent with this Plan; provided, however, that the terms and conditions of Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall include, but not be limited to, such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code.

                  (b) Upon the selection of a key Employee, Independent Director or consultant to be granted an Option, the Committee shall instruct the Secretary of the Company to issue the Option and may impose such conditions on the grant of the Option as it deems appropriate. Without limiting the generality of the preceding sentence, the Committee may, in its discretion and on such terms as it deems appropriate, require as a condition on the grant of an Option to an Employee, Independent Director or consultant that the Employee, Independent Director or consultant surrender for cancellation some or all of the unexercised

Options, or other rights which have been previously granted to him under this Plan or otherwise. An Option, the grant of which is conditioned upon such surrender, may have an option price lower (or higher) than the exercise price of such surrendered Option or other award, may cover the same (or a lesser or greater) number of shares as such surrendered Option or other award, may contain such other terms as the Committee deems appropriate, and shall be exercisable in accordance with its terms, without regard to the number of shares, price, exercise period or any other term or condition of such surrendered Option or other award.

                  (c) Any Incentive Stock Option granted under this Plan may be modified by the Committee to disqualify such option from treatment as an "incentive stock option" under Section 422 of the Code.

                                   ARTICLE IV

                                TERMS OF OPTIONS

         4.1 Option Agreement Each Option shall be evidenced by a written Stock Option Agreement, which shall be executed by the Optionee and an authorized officer of the Company and which shall contain such terms and conditions as the Committee (or the Board, in the case of grants to Independent Directors) shall determine, consistent with this Plan. Stock Option Agreements evidencing Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code. Stock Option Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.

         4.2 Option Price. The price per share of the shares subject to each Option shall be set by the Committee; provided, however, that such price shall be no less than the par value of a share of Common Stock, unless otherwise permitted by applicable state law, and (i) in the case of Incentive Stock Options and Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code, such price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted; (ii) in the case of Incentive Stock Options granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code) such price shall not be less than 110% of the Fair Market Value of a share of Common Stock on the date the Option is granted; and (iii) in the case of grants to Independent Directors, such price shall equal 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted; provided, however, that the price of each share subject to each Option granted to Independent Directors on the date of the initial public offering of Common Stock shall equal the initial public offering price per share of Common Stock.

         4.3 Option Term. The term of an Option shall be set by the Committee in its discretion; provided, however, that, (i) in the case of grants to Independent Directors, the term shall be ten (10) years from the date the Option is granted, and (ii) in the case of Incentive Stock Options, the term shall not be more than ten (10) years from the date the Incentive Stock Option is granted, or five (5) years from such date if the Incentive Stock Option is granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code). Except as limited by requirements of Section 422 of the Code and regulations and rulings thereunder applicable to Incentive Stock Options, the Committee may extend the term of any outstanding Option in connection with any Termination of Employment or Termination of Consultancy of the Optionee, or amend any other term or condition of such Option relating to such a termination.

         4.4 Option Vesting;

                  (a) The period during which the right to exercise an Option in whole or in part vests in the Optionee shall be set by the Committee and the Committee may determine that an Option may not be exercised in whole or in part for a specified period after it is granted. At any time after grant of an Option, the Committee may, in its sole and absolute discretion and subject to whatever terms and conditions it selects, accelerate the period during which an Option.

                  (b) No portion of an Option which is unexercisable at Termination of Employment, Termination of Directorship or Termination of Consultancy, as applicable, shall thereafter become exercisable, except as may be otherwise provided by the Committee in the case of Options granted to Employees, Independent Directors or consultants either in the Stock Option Agreement or by action of the Committee following the grant of the Option.

                  (c) To the extent that the aggregate Fair Market Value of stock with respect to which "incentive stock options" (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by an Optionee during any calendar year (under the Plan and all other incentive stock option plans of the Company and any Subsidiary) exceeds $100,000.00, such Options shall be treated as Non-Qualified Options to the extent required by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking Options into account in the order in which they were granted. For purposes of this Section 4.4(c), the Fair Market Value of stock shall be determined as of the time the Option with respect to such stock is granted.

         4.5 Consideration. In consideration of the granting of an Option, the Committee may require the Optionee to agree, in the written Stock Option Agreement, to remain in the employ of (or to consult for or to serve as an Independent Director of, as applicable) the Company or arty Subsidiary for a period of at least one year after the Option is granted or, in the case of an Independent Director, to the end of such Independent Director's current Board term (or such shorter period a-s may be fixed in the Stock Option Agreement or by action of the Committee or the Board following grant of the Option). Nothing in this Plan or in any Stock Option Agreement hereunder shall confer upon any Optionee any right to continue in the employ of, or as a consultant for, the Company or any Subsidiary, or as a director of the Company, or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any Optionee at any time for any reason whatsoever, with or without good cause.

         4.6 Other Terms. The Stock Option Agreement may contain such other terms and conditions as the Committee may deem appropriate, including, but not limited to, the granting of rights to require the Company to register the securities received upon exercise; provided, however, that no term may be included which would violate the terms of this Plan or any applicable law.

                                    ARTICLE V

                               EXERCISE OF OPTIONS

         5.1 Partial Exercise. An exercisable Option may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional shares and the Committee (or the Board, in the case of Options granted to Independent Directors) may require that, by the terms of the Option, a partial exercise be with respect to a minimum number of shares.

         5.2 Manner of Exercise. All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company or his office:

                  (a) A written notice complying with the applicable rules established by the Committee (or the Board, in the case of Options granted to Independent Directors pursuant to Section 3.4(d)) stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Optionee or other person then entitled to exercise the Option or such portion;

                  (b) Such representations and documents as the Committee (or the Board, in the case of Options granted to Independent Directors, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act of 1933, as amended, and any other federal or state securities laws or regulations. The Committee or Board may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

                  (c) In the event that the Option shall be exercised pursuant to Section 7.1 by any person or persons other than the Optionee) appropriate proof of the right of such person or persons to exercise the Option; and

                  (d) Full cash payment to the Secretary of the Company for the shares with respect to which the Option, or portion thereof, is exercised. However, the Committee (or the Board, in the case of Options granted to Independent Directors) may in its discretion (i) allow a delay in payment up to thirty (30) days from the date the Option, or portion thereof, is exercised; or
(ii) allow payment, in whole or in part, through the delivery of shares of Common Stock owned by the Optionee, duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof.

         5.3 Conditions to Issuance of Stock Certificates. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

                  (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;

                  (b) The completion of any registration or other qualification of such shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Committee or Board shall, in its absolute discretion, deem necessary or advisable;

                  (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee (or Board, in the case of Options granted to Independent Directors shall, in its absolute discretion, determine to be necessary or advisable;

                  (d) The lapse of such reasonable period of time following the exercise of the Option as the Committee (or Board, in the case of Options granted to Independent Directors may establish from time to time for reasons of administrative convenience; and

                  (e) The receipt by the Company of full payment for such shares, including payment of any applicable withholding tax.

         5.4 lights as Stockholders. The holders of Options shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such holders.

         5.5 Ownership and Transfer Restrictions. The Committee, in its absolute discretion, may impose such restrictions on the ownership and transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such restriction shall be set forth in the respective Stock Option Agreement and may be referred to on the certificates evidencing such shares. The Committee may require the Employee to give the Company prompt notice of any disposition of shares of Common Stock acquired by exercise of an Incentive Stock Option within
(i) two years from the date of granting such Option to such Employee or (ii) one year after the transfer of such shares to such Employee. The Committee may direct that the certificates evidencing shares acquired by exercise of an Option refer to such requirement to give prompt notice of disposition.

                                   ARTICLE VI

                                 ADMINISTRATION

         6.1 Compensation Committee. The Compensation Committee (or another committee or a subcommittee of the Board assuming the functions of the Committee under this Plan) shall consist solely of two or more Independent Directors appointed by and holding office at the pleasure of the Board, each of whom is
(i) a "non-employee director" (as defined by Rule l6b-3), (ii) to the extent required by the applicable provisions of Rule l6b-3, a "disinterested person" (as defined by Rule l6b-3) and (iii) an "outside director" for purposes of
Section 162(m) of the Code. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may be filled by the Board.

         6.2 Duties and Powers of Committee. It shall be the duty of the Committee to conduct the general administration of this Plan in accordance with its provisions. The Committee shall have the power to interpret this Plan and the agreements pursuant to which Options are granted or awarded, and to adopt such rules for the administration, interpretation, and application of this Plan as are consistent therewith and to interpret, amend or revoke any such rules. Notwithstanding the foregoing, the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to grants to Independent Directors. Any such grant or award under this Plan need not be the same with respect to each Optionee. Any such interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under this Plan except with respect to matters which under Rule 16b-3 or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee.

         6.3 Majority Rule; Unanimous Written Consent. The Committee shall act by a majority of its members in attendance at a meeting at which a quorum is present or by a memorandum or other written instrument signed by all members of the Committee.

         6.4 Compensation; Professional Assistance; Good Faith Actions. Members of the Committee shall receive such compensation for their services as members as may be determined by the Board. All expenses and liabilities which members of the Committee incur in connection with the administration of this Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers, or other persons. The Committee, the Company and the Company's officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee or the Board in good faith shall be final and binding upon all Optionees, Grantees, Restricted Stockholders, the Company and all other interested persons. No members of the Committee or Board shall be personally liable for any action, determination or interpretation made in good faith with respect to this Plan or Options, and all members of the Committee and the Board shall be fully protected by the Company in respect of any such action, determination or interpretation.

                                   ARTICLE VII

                            MISCELLANEOUS PROVISIONS

         7.1 Not Transferable. Options under this Plan may not be sold, pledged, assigned, or transferred in any manner other than by will or the laws of descent and distribution or pursuant to a QDRO, unless and until such rights or awards have been exercised, or the shares underlying such rights or awards have been issued, and all restrictions applicable to such shares have lapsed. No Option or interest or right therein shall be liable for the debts, contracts or engagements of the Optionee or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.

         During the lifetime of the Optionee, only he may exercise an Option or other right or award (or any portion thereof) granted to him under the Plan, unless it has been disposed of pursuant to a QDRO. After the death of the Optionee, any exercisable portion of an Option or other right or award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Stock Option Agreement or other agreement, be exercised by his personal representative or by any person empowered to do so under the deceased Optionee's will or under the then applicable laws of descent and distribution.

         7.2 Amendment, Suspension or Termination of this Plan. Except as otherwise provided in this Section 7.2, this Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board or the Committee. However, without approval of the Company's stockholders given within twelve months before or after the action by the Board or the Committee, no action of the Board or the Committee may, except as provided in Section 7.3, increase the limits imposed in Section 2.1 on the maximum number of shares which may be issued under this Plan, and no action of the Committee may be taken that would otherwise require stockholder approval as a matter of applicable law, regulation or rule. No amendment, suspension or termination of this Plan shall, without the consent of the holder of Options, alter or impair any rights or obligations under any Options theretofore granted or awarded, unless the award itself otherwise expressly so provides. No Options may be granted or awarded during any period of suspension or after termination of this Plan, and in no event may any Incentive Stock Option be granted under this Plan after the first to occur of the following events:

         (a) The expiration often years from the date the Plan is adopted by the Board;


         (b) The expiration of ten years from the date the Plan is approved by the Company's stockholders under section 7.4.

         7.3 (changes in Common Stock or Assets of the Company, Acquisition or Liquidation of the Company and Other Corporate Events.

         (a) Subject to Section 7.3(d), in the event that the Committee (or the Board, in the case of grants to Independent Directors) determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition, of all or substantially all of the assets of the

                  Company (including, but not limited to a Corporate Transaction), or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event, in the Committee's sole discretion (or in the case of grants to Independent Directors, the Board's sole discretion), affects the Common Stock such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Option, then the Committee (or the Board, in the case of grants to Independent Directors) shall, in such manner as it may deem equitable, adjust any or all of (i) the number and kind of shares of Common Stock (or other securities or property) with respect to which Options may be granted under the Plan (including, but not limited to, adjustments of the limitations in Section 2.1 on the maximum number and kind of shares which may be issued), (ii) the number and kind of shares of Common Stock (or other securities or property) subject to outstanding Options, and (iii) the grant or exercise price with respect to any Option.

         (b) Subject to Sections 7.3(b)(vii) and 7.3(d), in the event of any Corporate Transaction or other transaction or event described in Section 7.3 (a) or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations, or accounting principles, the Committee (or the Board, in the case of grants to Independent Directors) in its discretion is hereby authorized to take any one or more of the following actions whenever the Committee (or the Board, in the case of grants to Independent Directors) determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any option, right or other award under this Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

                           (i) In its sole and absolute discretion, and on such
                  terms and conditions as it deems appropriate, the Committee (or the Board, in the case of grants to Independent Directors) may provide, either by the terms of the agreement or by action taken prior to the occurrence of such transaction or event and either automatically or upon the optionee's request, for either the purchase of any such Option for an amount of cash equal to the amount that could have been attained upon the exercise of such option, right or award or realization of the optionee's rights had such option, right or award been currently exercisable or payable or fully vested or the replacement of such option, right or award with other rights or property selected by the Committee (or the Board, in the case of grants to Independent Directors) in its sole discretion;

                           (ii) In its sole and absolute discretion, the
                  Committee (or the Board, in the case of grants to Independent Directors) may provide, either by the terms of such Option or by action taken prior to the occurrence of such transaction or event that it cannot be exercised after such event;

                           (iii) In its sole and absolute discretion, and on
                  such terms and conditions as it deems appropriate, the Committee (or the Board, in the case of grants to Independent Directors) may provide, either by the terms of such Option or by action taken prior to the occurrence of such transaction or event, that for a specified period of time prior to such transaction or event, such option, right or award shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in (i) Section 4.4 or (ii) the provisions of such Option;

                           (iv) In its sole and absolute discretion, and on such
                  terms and conditions as it deems appropriate, the Committee (or the Board, in the case of grant to Independent Directors) may provide, either by the terms of such Option or by action taken prior to the occurrence of such transaction or event, that upon such event, such option, right or award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; and

                           (v) In its sole and absolute discretion, and on such
                  terms and conditions as it deems appropriate, the Committee (or the Board, in the case of grants to Independent Directors) may make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Options and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding options which may be granted in the future.

                           (vi) None of the foregoing discretionary terms of
                  this Section 7.3(b) shall be permitted with respect to Options granted to independent Directors to the extent that such discretion would be inconsistent with the applicable exemptive conditions of Rule 16b'3. In the event of a Change in Control or a Corporate Transaction, to the extent that the Board does not have the ability under Rule 16b-3 to take or to refrain from taking the discretionary actions set forth in Section 7.3(b)(iii) above, each Option granted to an Independent Director shall be exercisable as to all shares covered thereby upon such Change in Control or during the five days immediately preceding the consummation of such Corporate Transaction and subject to such consummation, notwithstanding anything to the contrary in Section 4.4 or the vesting schedule of such Options. In the event of a Corporate Transaction, to the extent that the Board does not have the ability under Rule 16b-3 to take or to refrain from taking the discretionary actions set forth in Section 7.3(b)(ii) above, no Option granted to an Independent Director may be exercised following such Corporate Transaction unless such Option is, in connection with such Corporate Transaction, either assumed by the successor or survivor corporation (or parent or subsidiary thereof) or replaced with a comparable right with respect to shares of the capital stock of the successor or survivor corporation (or parent or subsidiary thereof).


          (c) Subject to Section 7.3(d) and 7.8, the Committee (or the Board, in the case of grants to Independent Directors) may, in its discretion, include such farther provisions and limitations in any Option as it may deem equitable and in the best interests of the Company.

         (d) With respect to Incentive Stock Options and Options intended to qualify as performance-based compensation under Section 162(m), no adjustment or action described in this Section7.3 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to violate Section 422(b)( I ) of the Code or would cause such option or stock appreciation right to fail to so qualify under Section 162(xn), as the case may be, or any successor provisions thereto. Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under Section 16 or violate the exemptive conditions ofRulel6b-3 unless the Committee (or the Board, in the case of grants to Independent Directors) determines that the option or other award is not to comply with such exemptive conditions. The number of shares of Common Stock subject to any option, right or award shall always be rounded to the next whole number.

         (e) In the event of any Corporate Transaction, each outstanding Option shall, immediately prior to the effective date of the Corporate Transaction, automatically become fully exercisable for all of the shares of Common Stock at the time subject to such rights or fully vested, applicable, and may be exercised for any or all of those shares as fully-vested shares of Common Stock. However, an outstanding right shall not so accelerate if and to the extent:

                           (i) such right is, in  connection  with the Corporate
Transaction, either to be assumed by the successor or survivor corporation (or parent thereof) or to be replaced with a comparable right with respect to shares of the capital stock of the successor or survivor corporation (or parent thereof) or (ii) the acceleration of exercisability of such right is subject to other limitations imposed by the Plan Administrator at the time of grant. The determination of comparability of rights under clause (i) above shall be made by the Plan Administrator, and its determination shall be final, binding and conclusive.

         7.4 Approval of Plan by Stockholders. This Plan will be submitted for the approval of the Company's stockholders within twelve months after the date of the Board's initial adoption of this Plan. Options may be granted prior to such stockholder approval, provided that such Options shall not be exercisable prior to the time when this Plan is approved by the stockholders, and provided further that if such approval has not been obtained at the end of said twelve-month period, all Options previously granted under this Plan shall thereupon be canceled and become null and void.

         7.5 Tax Withholding. The Company shall be entitled to require payment in cash or deduction from other compensation payable to each Optionee of any sums required by federal, state or local tax law to be withheld with respect to the issuance, vesting or exercise of any Option. The Committee (or the Board, in the case of grants to Independent Directors) may in its discretion and in satisfaction of the foregoing requirement allow such Optionee to elect to have the Company withhold shares of Common Stock otherwise issuable under such Option or other award (or allow the return of shares of Common Stock) having a Fair Market Value equal to the sums required to be withheld.

         7.6 Loans. The Committee may, in its discretion, extend one or more loans to key Employees in connection with the exercise or receipt of an Option granted under this Plan. The terms and conditions of any such loan shall be set by the Committee.

         7.7 Forfeiture Provisions. Pursuant to its general authority to determine the terms and conditions applicable to awards under the Plan, the Committee (or the Board, in the case of grants to Independent Directors) shall have the right (to the extent consistent with the applicable exemptive conditions of Rule 16b-3) to provide, in the terms of Options or other awards made under the Plan, or to require the recipient to agree by separate written instrument, that (i) any proceeds, gains or other economic benefit actually or constructively received by the recipient upon any receipt or exercise of the award, or upon the receipt or resale of any Common Stock underlying such award, must be paid to the Company, and (ii) the award shall terminate and any unexercised portion of such award (whether or not vested) shall be forfeited, if
(a) a Termination of Employment, Termination of Consultancy or Termination of Directorship occurs prior to a specified date, or within a specified time period following receipt or exercise of the award, or (b) the recipient at any time, or during a specified time period, engages in any activity in competition with the Company, or which is inimical, contrary or harmful to the interests of the Company, as further defined by the Committee (or the Board, as applicable).

         7.8 Limitations Applicable to Section 16 Persons and Performance-Based Compensation. Notwithstanding any other provision of this Plan, this Plan, and any Option granted .to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule

16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Options granted hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule. Furthermore, notwithstanding any other provision of this Plan or any Option intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as performance-based compensation as described in Section 162(m)(4)(C) of the Code, and this Plan shall be deemed amended to the extent necessary to conform to such requirements.

         7.9 Effect of Plan Upon Options and Compensation Plans. The adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in this Plan shall be construed to limit the right of the Company (i)to establish any other forms of incentives or compensation for Employees. Independent Directors or consultants of the Company or any Subsidiary or (ii) to grant or assume options or other rights otherwise than under this Plan in connection with any proper corporate purpose including but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, firm or association.

         7.10 Compliance with Laws. This Plan, the granting and vesting of Options under this Plan and the issuance and delivery of shares of Common Stock under this Plan or under Options hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under this Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan or Option granted hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

         7.11 Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Plan.

         7.12 Governing Law. This Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Nevada without regard to conflicts of laws thereof.

                               SUNDERLAND COMPANY

                                      PROXY

                       - Annual Meeting of Stockholders -

                                  June 23, 2000

                 (SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS)


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned stockholder of Sunderland Company, hereby constitutes and appoints Michael V. Shustek, Stephen
J. Byrne and Lance Bradford, and each and any of them, the attorneys and proxies of the undersigned with full power of substitution to act and vote for and in the name, place and stead of the undersigned, at the 2000 Annual Meeting of the Stockholders of the Company, to be held at the offices of the Company, 2901 El Camino, Avenue, Las Vegas, Nevada 89102, on June 23, 2000 at 10:30 A.M., and at any adjournments thereof, the number of votes the undersigned would be entitled to cast if present upon all matters referred to below and described in the Proxy Statement for the meeting and, at their discretion, upon any other matters that may properly come before the meeting:

(1)  ELECTION OF DIRECTORS: FOR ALL [ ] WITHHELD FROM ALL [ ] ABSTAINED [ ]
     Nominees: Michael J. Shustek, Stephen J. Byrne, Robert J. Aalberts, Robert
     W. Fine, Lance Bradford, John E. Dawson, and Robert E. Forbuss. Election to the Board of Directors for a term of one (1) year and until their successors are elected. Authority is withheld as to the following: ________
     _____________________________________.

(2) APPROVAL OF COMPANY NAME CHANGE: FOR [ ] NOT FOR [ ] ABSTAIN [ ] the change of the Company's name to Vestin Group, Inc.

(3) ADOPTION OF THE 2000 STOCK OPTION PLAN: FOR [ ] NOT FOR [ ] ABSTAIN [ ] the adoption of the 2000 Stock Option Plan.

(4) RATIFICATION OF INDEPENDENT AUDITORS: FOR [ ] NOT FOR [ ] ABSTAIN [ ] the ratification of the selection of Grant Thornton LLP as independent auditors for the fiscal year ended December 31, 1999 and December 31, 2000.

(5) In their discretion, upon such other matters as may properly come before the meeting or any adjournments thereof. FOR [ ] AGAINST [ ] ABSTAIN [ ]

     Unless you specify otherwise, this Proxy will be voted "FOR" the election of all of the nominees as directors and "FOR" Items 2, 3 and 4.

     A majority of the attorneys and proxies, or their substitutes at the meeting, or any adjournments thereof may exercise all of the powers given by this Proxy. Any Proxy to vote any of the shares for which the undersigned is or would be entitled to vote previously given to any person or persons other than the persons named above is hereby revoked.

     IN WITNESS WHEREOF, the undersigned has signed and sealed this Proxy and acknowledges receipt of a copy of the notice of said meeting and Proxy Statement in reference thereto both dated May 31, 2000.


                                               Dated: __________________ 2000

                                               ___________________________(L.S.)
                                               (Stockholder(s) Signature)


                                               ___________________________(L.S.)


NOTE: This Proxy, properly completed, dated and signed, should be returned immediately in the enclosed postage-paid envelope to SUNDERLAND COMPANY.